Initial Public Offering	9 Months Ended
Sep. 30, 2013
Text Block [Abstract]
Initial Public Offering

3. Initial Public Offering

On August 14, 2013, the Company completed its Initial Public Offering (IPO) of common stock. In connection with the Company’s IPO, the Company’s Board of Directors and stockholders approved a 1-for-4 reverse stock split of its outstanding common stock and convertible preferred stock effective August 5, 2013. All share and per share amounts contained in the accompanying consolidated financial statements have been retroactively adjusted to reflect the reverse stock split. Upon completion of the Company’s IPO, (i) all outstanding shares of convertible preferred stock converted into an aggregate of 17,418,807 shares of common stock and (ii) the Company issued 6,440,000 shares of common stock resulting in net proceeds of $122.1 million after deducting the underwriters discount and offering expenses.